SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 29, 2004

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Item 9. Regulation FD Disclosure.

On March 29, 2004, FMC Corporation issued a press release announcing that it expects first quarter 2004 earnings per share before restructuring and other charges to significantly exceed $0.17 per share, the top end of the analysts’ current estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By	/s/ W. Kim Foster
W. Kim Foster
Senior Vice President and Chief Financial Officer

Date: March 31, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release updating first quarter 2004 outlook.